THE GROWTH FUND OF AMERICA, INC.
           ONE MARKET, STEUART TOWER, SAN FRANCISCO, CALIFORNIA  94105
                               SEPTEMBER 8, 1999

DEAR SHAREHOLDER:

 We are writing to inform you of the upcoming meeting of the shareholders of The Growth Fund of America, Inc. (the "Fund") to be held at the offices of Capital Research and Management Company, 333 South Hope Street, 55th Floor, Los Angeles, California, on Wednesday, October 27, 1999 at 2:00 p.m., local time (the "Meeting"). At this meeting, you are being asked to vote on important proposals affecting the Fund. THE BOARD OF DIRECTORS OF THE FUND BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND RECOMMENDS THAT YOU APPROVE ALL PROPOSALS PRESENTED FOR YOUR CONSIDERATION.

 At the Meeting, you will be asked to vote on:

 1. The election of a Board of 11 Directors (Proposal 1).

 2. A proposal to amend the Fund's Articles of Incorporation authorizing the Board of Directors to create new classes and series of capital stock (Proposal
2).

 3. A proposal to amend the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock from $0.10 to $0.001 in order to reduce certain costs (Proposal 3).

 4. A proposal to eliminate or revise certain of the Fund's investment restrictions (Proposal 4).

 5. The ratification of the selection, by the Board of Directors, of Deloitte & Touche llp as independent accountants for the Fund for the fiscal year 2000 (Proposal 5).

 6. Any other business that may come before the Meeting, although we are not currently aware of any other items to be considered.

Some key points about Proposals 2, 3 and 4 are described below. Each of the proposals is described in more detail in the full text of the proxy statement which you should read before you vote.


ABOUT PROPOSAL 2:

In Proposal 2, we are asking you to approve amendments to the Fund's Articles of Incorporation to authorize the Board of Directors to create new classes and series of capital stock. The Board believes that the ability to create additional classes of shares will provide investors with greater choice in distribution arrangements and maintain the Fund's competitive position in relation to other funds with similar arrangements. The new class of shares would share pro rata (based on net asset value) in the Fund's investment portfolio and income and in the Fund's expenses, except for differences in expenses resulting from different distribution arrangements and possibly other class-specific expenses. THE INTRODUCTION OF A NEW CLASS OF SHARES WOULD NOT LEAD TO AN INCREASE IN EXPENSES PAID BY HOLDERS OF EXISTING SHARES, OR A REDUCTION IN EARNINGS ON SUCH SHARES.


ABOUT PROPOSAL 3:

In Proposal 3, we are asking you to approve an amendment to the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock. When the Fund increases its authorized capital stock, it must pay a fee to Maryland, its state of incorporation, based on the aggregate par value of the new shares. Therefore, a reduced par value per share will reduce the amount the Fund pays in fees for the registration of its shares. THE LOWER PAR VALUE WILL HAVE NO EFFECT ON THE VALUE OF YOUR SHARES.


ABOUT PROPOSAL 4:

Because the Fund was formed many years ago, it is subject to a number of investment restrictions that do not reflect current conditions, practices or legal requirements. In one case a restriction, although described as "fundamental" because it requires shareholder approval to modify, was originally adopted in response to state regulation that no longer applies to the Fund. In other cases, we believe the language of the restrictions should be modified to reflect current standards. We are also requesting that certain restrictions be re-classified as non-fundamental, requiring only Board approval to change. You may vote for any or all of the changes that are the subject of Proposal 4 by so indicating on your proxy card. THIS PROPOSAL WILL NOT AFFECT THE FUND'S INVESTMENT OBJECTIVE, WHICH REMAINS UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL INCREASE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THESE PROPOSALS.

                                 *     *     *


 We are sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE ENCLOSED PROXY CARD TODAY. Please be sure to sign and return each proxy card regardless of how many you receive.

 If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact [
              ]. Thank you for investing with us and for your continuing support.


        JAMES F. ROTHENBERG
        Chairman of the Board

        JAMES E. DRASDO
        President



PROXY CARD                                    THE GROWTH FUND OF AMERICA, INC.

                                  PROXY CARD

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION FOR THE MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 27, 1999

The undersigned hereby Paul G. Haaga, Jr., Sheryl F. Johnson, and Julie F. Williams, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the Office of Capital Research and Management Company, 333 South Hope Street, 55th Floor, Los Angeles, California, on Wednesday, October 27, 1999 at 2:00 p.m., on all matters coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, WITH RESPECT TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3, 4 AND 5.
 CONTROL NUMBER:


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

Signature

Signature of joint owner, if any

Date



                     THE GROWTH FUND OF AMERICA, INC. PROXY
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: []

1.    Election of Directors:                                                FOR ALL   WITHHOLD ALL  FOR ALL EXCEPT

      01 Guilford C. Babcock    05 Leonade D. Jones    09Henry E. Riggs     []        []            []

      02 James E. Drasdo        06 John G. McDonald    10James F. Rothenberg

      03 Robert A. Fox          07 Gail L. Neale       11Patricia K. Woolf

      04 Roberta L. Hazard      08 James W. Ratzlaff


To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.
_____________________________________________________________________


                                                                          FOR       AGAINST        ABSTAIN

2.       Approval of amendments to Articles of Incorporation
         (i) establishing a new class of

         common stock and  (ii) authorizing the Board to create           []        []             []
         additional series of shares within the new class:

3. Approval of an amendment to the Articles of Incorporation reducing the par value

         per share:                                                       []        []             []

4.       Approval of the proposed changes to the Corporation's            []        []             []
         investment restrictions.

[] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "X" in the box at the left AND indicate the number(s) (as set forth in the proxy statement) of the investment restrictions you do not want to change on this line
         (for example, A, B, or C):



5.       Ratification of selection of Deloitte & Touche LLP as            []        []             []
         independent accountant:


 In their discretion, upon other matters as may properly come before the meeting.


                              IMPORTANT

SHAREHOLDERS CAN HELP THE CORPORATION AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THE ENCLOSED PROXY.

                     THE GROWTH FUND OF AMERICA, INC.


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            OCTOBER 27, 1999


To the Shareholders ofThe Growth Fund of America, Inc.:

 An Annual Meeting of Shareholders of The Growth Fund of America, Inc. (the "Fund") will be held at the offices of Capital Research and Management Company, 333 South Hope Street, 55th Floor, Los Angeles, California, on Wednesday, October 27, 1999 at 2:00 p.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

(1) election of a Board of 11 Directors;

(2) approval of amendment to the Fund's Articles of Incorporation authorizing the Board of Directors to create new classes and series of shares of capital stock;

(3) approval of amendment to the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock from $0.10 to $0.001;

(4) approval of the elimination or revision of certain of the Fund's fundamental investment policies;

(5) ratification of the selection, by the Board of Directors, of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 2000;

(6) such other matters as may properly come before the meeting.

 The Board of Directors has fixed the close of business on August 24, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. THE PROXY IS REVOCABLE, AND YOUR SIGNING WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT THAT YOU ATTEND THE MEETING.


         By Order of the Board of Directors,

         Julie F. Williams
         Secretary


September 8, 1999


                                     IMPORTANT

SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF  SENDING
 FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        THE GROWTH FUND OF AMERICA, INC.
             ONE MARKET, STEUART TOWER, SAN FRANCISCO, CALIFORNIA
                              ----------------
                              PROXY STATEMENT
                     ANNUAL MEETING OF SHAREHOLDERS
                             OCTOBER 27, 1999
                              ----------------

  The enclosed Proxy is solicited by the Board of Directors of the Fund in connection with the Annual Meeting of Shareholders to be held on Wednesday, October 27, 1999. Every Proxy returned in time to be voted at the meeting will be voted and, if a specification is made with respect to any proposal, the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposal. Anyone having submitted a Proxy may revoke it prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person. This Proxy was first mailed to shareholders on or about September 8, 1999.

 At the close of business on August 24, 1999, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding shares of capital stock, $0.10 par value, the only authorized class of securities of the Fund (the "Shares"). Each Share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.

 With respect to the election of directors (Item 1), the 11 nominees receiving the highest number of votes shall be deemed to be elected. The vote required to approve Items 2, 3 and 4 is the affirmative vote of the lesser of (a) 67% or more of all Shares present and entitled to vote at the meeting, provided the holders of more than 50% of all outstanding Shares are present or represented by proxy, or (b) more than 50% of all outstanding Shares on the record date.

 In the event that sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the below nominated directors and in favor of all proposals. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). Where brokers holding Fund shares for their customers in Street Name have not received instructions and are not authorized to vote without instruction, those shares also will be treated as abstentions.

1. ELECTION OF DIRECTORS.

 Eleven directors are to be elected at the meeting, each to hold office until their resignation or removal and until a successor is elected and qualified. Because it is not anticipated that meetings of shareholders will be held each year, the directors' terms will be indefinite in length. All of the nominees for director except Guilford C. Babcock, James E. Drasdo, Gail L. Neale and James F. Rothenberg were elected by the shareholders at the meeting held on December 14, 1993. James F. Rothenberg was elected by the directors on December 12, 1997; Guilford C. Babcock and Gail L. Neale were elected by the directors effective February 1, 1998. James E. Drasdo, President of the Fund, has been nominated by the Board of Directors.

 Each of the nominees has agreed to serve as director if elected. If, due to presently unforeseen circumstances, any nominee should not be available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors may recommend. The table below sets forth certain information regarding the nominees.

NAME OF           CURRENT               YEAR           MEMBERSHIPS         SHARES OF
NOMINEE           PRINCIPAL             FIRST          ON BOARD            THE FUND
(POSITION         OCCUPATION AND        ELECTED        OF OTHER            BENEFICIALLY
WITH FUND)        PRINCIPAL             A              REGISTERED          OWNED,
AND AGE           EMPLOYMENT            DIRECTOR       INVESTMENT          DIRECTLY OR
                  DURING PAST           OF THE         COMPANIES AND       INDIRECTLY,
                  FIVE YEARS #          FUND           PUBLICLY HELD       AT
                                                       COMPANIES           AUGUST 24,
                                                                           1999

Guilford C.       Associate             1998           The American
Babcock           Professor of                         Funds Group:
/1 2 3/           Finance,                             (Director/
(Director)        Marshall School                      Trustee of 1
68                of Business,                         other fund)
                  University of
                  Southern
                  California

James E.          Senior Vice           Nominee        The American
Drasdo*           President                            Funds Group:
(President        and Director,                        (Director/
and Director      Capital                              Trustee of 1
Nominee)          Research and                         other fund)
54                Management
                  Company

Robert A.         President and         1970           The American
Fox /2 3/         Chief Executive                      Funds Group:
(Director)        Officer, Foster                      (Director/
62                Farms, Inc.                          Trustee of 6
                                                       other funds)
                                                       Crompton &
                                                       Knowles
                                                       Corporation

Roberta L.        Consultant;           1993           The American
Hazard /1 3/      Rear Admiral,                        Funds Group:
(Director)        United States                        (Director/
64                Navy (Retired)                       Trustee of 3
                                                       other funds)

Leonade D.        Former                1993           The American
Jones             Treasurer, The                       Funds Group:
/1 2 3/           Washington Post                      (Director/
(Director)        Company                              Trustee of 5
51                                                     other funds)

John G.           The IBJ               1976           The American
McDonald          Professor of                         Funds Group:
/1 2 3 4/         Finance,                             (Director/
(Director)        Graduate School                      Trustee of 7
62                of Business,                         other funds)
                  Stanford                             Emerging
                  University                           Markets
                                                       Growth Fund
                                                       Golden State
                                                       Vintners,
                                                       Inc.
                                                       Plum Creek
                                                       Timber Co.
                                                       Scholastic
                                                       Corporation
                                                       TriNet Corp.
                                                       Varian
                                                       Associates,
                                                       Inc.

Gail L.           President, The        1998           The American
Neale             Lovejoy                              Funds Group:
/2 3 4/           Consulting                           (Director/
(Director)        Group, Inc.;                         Trustee of 3
64                former                               other funds)
                  Executive Vice                       Endowments
                  President,
                  Salzburg
                  Seminar

James W.          Senior Partner,       1982           The American
Ratzlaff*         The Capital                          Funds Group:
(Director)        Group Partners,                      (Director/
63                L.P.; former                         Trustee of 6
                  Vice Chairman                        other funds)
                  of the Board
                  Capital
                  Research and
                  Management
                  Company

Henry E.          President, Keck       1989           The American
Riggs /3 4/       Graduate                             Funds Group:
(Director)        Institute of                         (Director/
64                Applied Life                         Trustee of 3
                  Sciences at                          other funds)
                  Claremont;
                  former
                  President and
                  Professor of
                  Engineering,
                  Harvey Mudd
                  College

James F.          President and         1997           The American
Rothenberg*       Director,                            Funds Group:
(Director)        Capital                              (Director/
53                Research and                         Trustee of 1
                  Management                           other fund)
                  Company                              American
                                                       Variable
                                                       Insurance
                                                       Series

Patricia K.       Private               1985           The American
Woolf             investor;                            Funds Group:
/2 3 4/           lecturer,                             (Director/
(Director)        Department of                        Trustee of 5
64                Molecular                            other funds)
                  Biology,                             General
                  Princeton                            Public
                  University;                          Utilities
                  Corporate                            Corporation
                  Director                             Crompton &
                                                       Knowles
                                                       Corporation



The American Funds Group consists of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc. The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc., managed by Capital Research and Management Company. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts and Endowments, whose shareholders are limited to
(i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"), (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and
(iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc..

* Is considered an interested person of the Fund within the meaning of the Investment Company Act of 1940 (the 1940 Act), on the basis of his affiliation with Capital Research and Management Company (the Investment Adviser).

+ Includes shares beneficially held under a master retirement plan.

# Corporate positions, in some instances, may have changed during this period.

/1/ The Fund has an Audit Committee composed of the above-designated directors. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Directors and/or the Committee.

/2/ The Fund has a Nominating Committee which is composed of the above-designated directors. The Committee's functions include selecting and recommending to the Board of Directors nominees for election as directors of the Fund. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Fund=s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee.

/3/ The Fund has a Contracts Committee which is composed of all directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Fund proposed to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters.

/4/ The Fund has a Proxy Committee which is composed of the above-designated directors. The Committee's functions include reviewing and voting portfolio proxies of the fund and discussing related current issues.

 Each director is paid a fee of $14,000 per annum plus $1000 for each Board of Directors meeting attended and $500 for each meeting attended as a member of a committee of the Board of Directors. Members of the Proxy Committee receive an annual retainer fee of $4,000 per annum from the Fund if they serve as a member of four proxy committees, or $5,500 if they serve as a member of two proxy committees, meeting jointly.

 There were four Board of Directors, three Audit Committee, one Nominating Committee, one Contracts Committee, and five Proxy Committee meeting during the year ended August 31, 1998. All incumbent directors attended at least 75% of all Board meetings and meetings of the committees of which they were members.

 The Fund pays no salaries or other compensation to its directors other than directors fees, which are paid to those directors who are unaffiliated with the Investment Adviser as described below.


                             DIRECTOR COMPENSATION

Director or Nominee              Aggregate                   Total Compensation             Total Number
                                 Compensation                (including                     of Fund
                                 (including                  Voluntarily Deferred           Boards on
                                 Voluntarily                 Compensation)                  which
                                 Deferred                    from all Funds Managed         Director
                                 Compensation/1/)            by Capital Research and        Serves/2/
                                 from the Fund during        Management Company
                                 Fiscal Year ended           during the Fiscal Year
                                 8/31/98                     ended 8/31/98

Guilford C. Babcock              $9,700                      $34,800                        2
James E. Drasdo                  none/4/                     none/4/                        1
Robert A. Fox                    18,000/3/                   105,817                        7
Robert L. Hazard                 17,967                      67,717                         4
Leonade D. Jones                 17,700/3/                   99,967                         6
John G. McDonald                 21,683/3/                   168,700                        8
Gail L. Neale                    10,200                      66,800                         5
James W. Ratzlaff                none/4/                     none/4/                        7
Henry E. Riggs                   20,883/3/                   82,133                         4
James F. Rothenberg              none/4/                     none/4/                        2
Patricia K. Woolf                21,183                      103,050                        6


1 Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the director.

2 Includes funds managed by Capital Research and Management Company and affiliates.

3 Since the plan's adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) for participating directors is as follows:
Robert A. Fox ($143,465), Leonade D. Jones ($61,174), John G. McDonald ($91,936), and Henry E. Riggs ($106,225).

4 James E. Drasdo, James W. Ratzlaff, and James F. Rothenberg are affiliated with the Fund's Investment Adviser and, accordingly, receive no remuneration from the Fund.


                           Other Executive Officers

Name                         52      Principal Occupation (1)                               Officer
(Position with Fund)         50      Capital Research and Management Company,               Continuously
and Age                      39      Senior Vice President and Director                     Since (2)
Gordon Crawford              45      Capital Research and Management Company,               1992
(Senior Vice President)      40      Executive Vice President and Director                  1994
Paul G. Haaga, Jr.           34      Capital Research and Management Company,               1995
(Senior Vice President)      51      Vice President                                         1992
Donald D. O'Neal             31      Capital Research Company,                              1998
(Senior Vice President)              Senior Vice President and Director                     1998
Richard M. Beleson                   Capital Research Company,                              1998
 (Vice President)                    Senior Vice President                                  1998
Michael T. Kerr                      Capital Research Company,
(Vice President)                     Vice President
Bradley J. Vogt                      Capital Research and Management Company,
(Vice President)                     Vice President, Fund Business Management Group
Julie F. Williams                    Capital Research and Management Company,
(Secretary)                          Vice President, Fund Business Management Group
Sheryl F. Johnson
(Treasurer)


(1) The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

(2) Officers are elected to hold office until their respective successors are elected, or until they resign or are removed.


 NO OFFICER, DIRECTOR OR EMPLOYEE OF THE INVESTMENT ADVISER RECEIVES ANY REMUNERATION FROM THE FUND. ALL DIRECTORS AND OFFICERS AS A GROUP OWNED BENEFICIALLY FEWER THAN 1% OF THE SHARES OUTSTANDING ON AUGUST 24, 1999.


2. APPROVAL OF AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION (SHARE CLASSIFICATION)

 On August 12, 1999, the Fund=s Board of Directors unanimously voted to approve an amendment to the Fund's Articles of Incorporation to give the Fund=s Board of Directors the power to classify the Fund's shares into classes and series. At its meeting on August 12, the Board of Directors unanimously voted to submit the amendment to the Fund's shareholders with the Board's recommendation that it be approved. The full text of the proposed amendment is attached hereto as Exhibit A.

                                  *     *    *

 Until the 1990's, mutual funds with front-end sales charges dominated the market for dealer-distributed funds. Over time, competition grew from funds with alternative sales charge structures which are now widely accepted by investors and broker-dealers. Although the front-end sales charge structure is appealing due to its simplicity, the combination of significantly increased competition and pricing experimentation has led a large number of fund complexes to consider alternative distribution arrangements.

 Capital Research and Management Company has advised the Fund' Board of Directors that in the future it may recommend that the Board authorize the Fund to issue an additional class of shares ("New Shares"). If authorized, the New Shares are expected to be sold without any front-end sales charge and otherwise would be similar to the Shares except that they would be subject to (i) a different level of fees payable to American Funds Distributors, Inc. ("AFD"), a wholly-owned subsidiary of Capital Research and Management Company, under a separate plan of distribution, and (ii) a contingent deferred sales charge ("CDSC") payable to AFD if such shares are redeemed prior to the expiration of a specified holding period. A portion of the distribution fees and CDSC received by AFD would be available to finance the payment of commissions on initial sales and ongoing dealer service fees to eligible dealers of New Shares.

 IMPORTANTLY, THE DISTRIBUTION FEES FOR THE NEW SHARES WOULD BE IMPOSED ONLY ON NEW SHARES AND WOULD NOT AFFECT THE EXPENSE LEVEL OF THE EXISTING SHARES. MOREOVER, ANY OTHER EXPENSES UNIQUE TO THE NEW SHARES (E.G. ADDITIONAL TRANSFER AGENT OR SHAREHOLDER ACCOUNT MAINTENANCE COSTS) ALSO WOULD BE BORNE ONLY BY THE NEW SHARES. AS A RESULT, NEW SHARES WOULD HAVE A DIFFERENT (GENERALLY HIGHER) LEVEL OF EXPENSES THAN THE EXISTING SHARES AND WOULD NOT RESULT IN ADDITIONAL COSTS FOR THE EXISTING SHARES.

                                 *     *     *

 The Fund's Articles of Incorporation currently provide for only one class of shares of capital stock, and do not authorize the Board of Directors to create additional classes or series. The Board of Directors believes that the Fund's best interests would be served if the Articles of Incorporation were amended to enable the Board to create new series of shares and classes of shares within a series, with each share of a series, regardless of class, sharing pro rata (based on net asset value) in the investment portfolio and income of the series and in the series' expenses, except for differences in expenses resulting from different distribution arrangements and possibly other class-specific expenses.

 Shares of all classes would vote together on all matters affecting the Fund, except for matters, such as approval of a plan of distribution or related service plan, affecting only a particular class or series thereof. All shares voting on a matter would have identical voting rights. All issued shares would be fully paid and non-assessable, and shareholders would have no pre-emptive or other right to subscribe for any additional shares. All shares within a series (including, if issued, the New Shares) would have the same rights and be subject to the same limitations set forth in the Articles of Incorporation with respect to dividends, redemptions and liquidation, except for differences resulting from class-specific distribution plans and related service plans and certain other class-specific expenses.

 Approval of the proposed amendment to the Articles of Incorporation requires the affirmative vote of more than 50% of the outstanding shares of the Fund. The effect of an abstention or broker non-vote is the same as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO PERMIT MULTIPLE CLASSES OF SHARES

3. APPROVAL OF AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION (REDUCTION IN PAR VALUE)

 On August 12, 1999, the Fund's Board of Directors unanimously voted to approve an amendment to the Fund's Articles of Incorporation to reduce the par value of shares of capital stock of the Fund from $0.10 to $0.001 per share, and to submit such amendment to the Fund's shareholders with the Board's recommendation that it be approved. This proposed amendment is included in the text of the amendment attached as Exhibit A.

 Under Maryland law, the par value of shares determines the amount of a corporation's stated capital. Stated capital has little meaning in the case of an investment company like the Fund. However, when the Fund increases its authorized capital stock, it must pay a registration fee to the State of Maryland based on the aggregate par value of the new shares. This change will have no effect on the value of your shares. The Board of Directors therefore recommends that the par value of the Fund' shares of capital stock be reduced in order to save the Fund some expense in connection with the proposed increase in authorized capital stock.

 Approval of the proposed amendment to the Articles of Incorporation requires the affirmative vote of more than 50% of the outstanding shares of the Fund. The effect of an abstention or broker non-vote is the same as a vote against this proposal.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO REDUCE THE PAR VALUE OF THE FUND'S SHARES

4. APPROVAL OF THE ELIMINATION OR REVISION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES
INTRODUCTION AND SUMMARY

 The Fund is subject to investment restrictions which establish percentage and other limits that govern the Fund's investment activities. Under the Investment Company Act of 1940 (the "1940 Act"), investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Investment companies, including the Fund, are permitted to designate additional restrictions as fundamental. They may also adopt "non-fundamental" investment restrictions, which may be changed by the Fund's Board of Directors without shareholder approval.

 Some of the Fund's existing fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that have changed or no longer exist. With the passage of time, the development of new practices, and changes in regulatory standards, management believes certain fundamental restrictions ought to be revised, eliminated or re-classified as non-fundamental.

 The Board of Directors, together with the Fund's senior officers, have analyzed the current fundamental investment restrictions, and have concluded that four restrictions should be amended. One restriction would be revised but remain fundamental, one restriction would be eliminated and two restrictions would be revised and re-classified as non-fundamental.

 The proposed investment restrictions have been drafted to maintain important investor protections while providing flexibility to respond to future legal, regulatory and market changes. By reducing the number of policies that can be changed only by shareholder vote, the Board of Directors and the Fund will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that the Board may consider desirable.

 IMPORTANTLY, THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVE OF
YOUR FUND, WHICH REMAINS UNCHANGED.   MOREOVER, THE BOARD DOES NOT ANTICIPATE
THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

 The text of each proposed change to the Fund's fundamental restrictions is set forth below. Shareholders may vote for any or all of the changes that are the subject of Proposal 4. For ease of reading and due to limited space on the proxy card, we have organized the proposed changes as part of a single proposal but shareholders are asked to review each change. A shareholder wishing to vote against a particular change need only list the letter corresponding to the change on the proxy card. If the proposed changes are approved by the Fund's shareholders, the Fund's prospectus and statement of additional information will be revised, as appropriate, to reflect those changes.


RESTRICTION PROPOSED TO BE REVISED BUT REMAIN FUNDAMENTAL

4A. INVESTMENTS IN REAL ESTATE

 The Fund is currently prohibited from investing in real estate except in certain limited circumstances. Under the revised restriction, the Fund would still be prohibited from investing directly in real estate, although the change would clarify that the Fund may invest in the securities of issuers in the real estate business, or securities (such as mortgage-backed securities) that may evidence an interest in underlying real estate. The revised restriction would be consistent with that of nearly all the other funds in The American Funds Group.

 CURRENT TEXT

[The Fund may not...] purchase real estate unless necessary for office space for the fund or for the protection of investments already made.

 PROPOSED TEXT

[The Fund may not...] purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).


RESTRICTION PROPOSED TO BE ELIMINATED

4B. AFFILIATED OWNERSHIP

 The following investment restriction is not required by the 1940 Act. It was originally adopted in response to state law restrictions or interpretations which no longer apply. The purposes intended to be served by this restriction are covered by the Fund=s Code of Ethics and by separate provisions of the 1940 Act.

CURRENT TEXT

[The Fund may not... purchase the securities of a company which has an officer or director who is an officer or director of the fund, or an officer or director of its investment adviser, if, to the knowledge of the fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company and in the aggregate more than 5% of the outstanding securities of such company.


RESTRICTIONS PROPOSED TO BE REVISED AND RECLASSIFIED AS NON-FUNDAMENTAL

 The following investment restrictions are not required by current law to be "fundamental" (I.E, subject to amendment of a shareholder vote). It is proposed that they be restated and changed from fundamental to non-fundamental. This will provide the Boards with the ability to revise the restriction in the future should conditions warrant and will enable the Funds to avoid the additional expense of a shareholder solicitation in connection with future revisions.


4C. SHORT SALES

 We are proposing to modify this restriction by permitting short sales "against the box" (I.E., when the Fund owns or has the right to acquire at no additional cost securities identical to those sold short). In addition, it is proposed that the prohibition on short sales of Fund shares by officers, directors or any other affiliated persons of the Fund be removed, since it was originally adopted in response to state law restrictions or interpretations that no longer apply to the Fund.

CURRENT TEXT

[The Fund may not...] sell securities or property short or permit any of its officers, directors or any of its affiliated persons to take short positions on shares of the Fund.

PROPOSED TEXT

The Fund does not currently intend to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.


4D. PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES

 This restriction deals with certain anti-pyramiding concerns addressed by the 1940 Act. Revising this restriction in the manner proposed would allow the Fund to invest to a limited degree in entities falling within the technical definition of investment company. On occasion, certain issuers in various lines of business, primarily financial, fall within this definition but otherwise represent attractive investment opportunities, consistent with the Fund's investment objective. Current industry practice is to rely on the 1940 Act for investor protection./1/

CURRENT TEXT

[The Fund may not...] invest in the securities of other managed investment companies.

PROPOSED TEXT

[The fund may not...] invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THESE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS.

5. RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANT

 Pursuant to the 1940 Act, a majority of the entire Board of Directors (including a majority of the directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act) have selected the firm of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 2000. In addition to the normal audit services, Deloitte & Touche LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. Deloitte & Touche LLP has served as the Fund's independent accountant since inception and has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. The Fund's Audit Committee recommended that Deloitte & Touche LLP be selected as the Fund's independent accountant for the current fiscal year. The employment of the accountant is conditioned upon the right of the Fund to terminate such employment forthwith without any penalty. No representative of the firm of Deloitte & Touche LLP is expected to attend the Meeting of Shareholders.


THE BOARD OF DIRECTOR RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF DELOITTE & TOUCHE LLP.

SHAREHOLDER PROPOSALS

 Any shareholder proposals for inclusion in proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, One Market, Steuart Tower, San Francisco, CA 94105. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

 Under the laws of Maryland, where the Fund is incorporated, and the Fund's Articles of Incorporation and By-Laws, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, it is not anticipated that the Fund will hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

/1/ Section 12(d)(1)(A) of the 1940 Act makes it unlawful for a fund to acquire more than (i) 3% of the outstanding voting stock of another investment company (open- or closed-end), (ii) securities of another investment company valued at more than 5% of the fund's total assets, or (iii) securities of all other investment companies valued at more than 10% of the fund's total assets.
Section 12(d)(1)(C) of the Act makes it unlawful for a fund to acquire the securities of a registered closed-end investment company if, immediately after the acquisition, the fund and other funds managed by the same investment adviser own more than 10% of the total outstanding voting stock of the closed-end investment company.

GENERAL INFORMATION

 Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

 The solicitation of the enclosed Proxy is made by and on behalf of the Board of Directors of the Fund.. The cost of soliciting proxies, consisting of printing, handling and mailing of the Proxies and related materials, will be paid by the Fund. In addition to solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their
services, may solicit by telephone, telegram or personally.   ALL SHAREHOLDERS
ARE URGED TO MARK, DATE, SIGN, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES

 The management is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxies in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such Proxy a discretionary authority to vote the shares in respect to any such other matters in accordance with their best judgment in the interest of the Fund.


 A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT ONE MARKET, STEUART TOWER, SAN FRANCISCO, CA 94105 OR BY TELEPHONING 800/421-0180. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.


  By Order of the Board of Directors


  JULIE F. WILLIAMS
  Secretary

September 8, 1999
                                                                  EXHIBIT A

                       THE  GROWTH FUND OF AMERICA, INC.

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION OF THE FUND
AUTHORIZING THE BOARD OF DIRECTORS TO CREATE NEW CLASSES AND SERIES OF CAPITAL STOCK, AND REDUCING THE PAR VALUE

The following text shows those provisions of the Articles of Incorporation of the Fund that are to be amended; the text that is lined through shows deletions and the text that is double underlined indicates additions.
                                       V.
                                 CAPITAL STOCK

(1) The total number of shares of stock of all classes and series which the Corporation has authority to issue is nine hundred million (900,000,000) shares of capital stock ($900,000).

(2) Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end company under the Investment Company Act, the Board of Directors shall have full power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation has authority to issue.

(3) As used in these Articles of Incorporation, a Aseries@ of shares represents interests in the same assets, liabilities, income, earnings and profits of the Corporation; each Aclass@ of shares of a series represents interests in the same underlying assets, liabilities, income, earnings and profits, but may differ from other classes of such series with respect to fees and expenses or such other matters as shall be established by the Board of Directors. The Board of Directors of the Corporation shall have full power and authority, from time to time, to classify and reclassify any authorized but unissued shares of stock of the Corporation, including, without limitation, the power to classify or reclassify unissued shares into series, and to classify and reclassify a series into one or more classes of stock that may be invested together in the common investment portfolio in which the series is invested, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. All shares of stock of a series shall represent the same interest in the Corporation and have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as the other shares of stock of that series, except to the extent that the Board of Directors provides for differing preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of shares of stock of classes of such series as determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland, as otherwise determined pursuant to these Articles or by the Board of Directors in accordance with law.

(4) Initially, the shares of capital stock of the Corporation shall be all of one class and series designated as Acommon stock.@ Notwithstanding any other provision of these Articles, upon the first classification of unissued shares of stock into additional series, the Board of Directors shall specify a legal name for the outstanding series, as well as for the new series, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification, and upon the first classification of a series into additional classes, the Board of Directors shall specify a legal name for the outstanding class, as well as for the new class or classes, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification.

(5) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of all series of capital stock of the Corporation and classes of such series (unless provided otherwise by the Board of Directors with respect to any such additional series (or class thereof) at the time it is established and designated):

(a) Assets Belonging to Series. All consideration received by the Corporation from the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any investment or reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, together with any General Items (as defined below) allocated to that series as provided in the following sentence, are herein referred to collectively as "assets belonging to" that series. In the event that there are any assets, income, earnings, profits or proceeds of the Corporation which are not readily identifiable as belonging to any particular series (collectively, "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

(b) Liabilities of Series. The assets belonging to each particular series shall be charged with the liabilities of the Corporation in respect of that series, including any class thereof, and all expenses, costs, charges and reserves attributable to that series, including any such class, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as pertaining to any particular series, shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a series are herein referred to collectively as "liabilities of" that series. Each allocation of liabilities, expenses, costs, charges and reserves by or under the supervision of the Board of Directors shall be conclusive and binding for all purposes.

(c) Dividends and Distributions. Dividends and capital gains distributions on shares of a particular series may be paid with such frequency, in such form and in such amount as the Board of Directors may determine by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities of that series. All dividends on shares of a particular series shall be paid only out of the income belonging to that series and all capital gains distributions on shares of a particular series shall be paid only out of the capital gains belonging to that series. Such dividends and distributions may vary between or among classes of a series to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors. All dividends and distributions on shares of a particular series (or class thereof) shall be distributed pro rata to the holders of that series (or class thereof) in proportion to the number of shares of that series (or class thereof) held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the stockholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

Dividends and distributions may be paid in cash, property or additional shares of the same or another class or series or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by stockholders of the form in which dividends or distributions are to be paid. Any such dividend or distribution paid in shares shall be paid at the current net asset value thereof.

(d) Voting. On each matter submitted to a vote of the stockholders, each holder of shares shall be entitled to one vote for each share standing in his name on the books of the Corporation, irrespective of the series or class thereof, and all shares of all series and classes shall vote as a single class ("Single Class Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any series or class is required by the Investment Company Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that series or class shall apply in lieu of Single Class Voting; (ii) in the event that the separate vote requirements referred to in clause (i) above apply with respect to one or more (but less than all) series or classes, then, subject to clause (iii) below, the shares of all other series and classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular series or class, including liquidation of another series as described in subsection (g) below, only the holders of shares of the one or more affected series shall be entitled to vote.

Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes and series of capital stock or of the total number of shares of any class or series of capital stock entitled to vote as a separate class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes and series outstanding and entitled to vote thereon, or of the class or series entitled to vote thereon as a separate class, as the case may be, except as otherwise provided in the charter of the Corporation.

(e) Redemption by Stockholders. Each holder of shares of a particular series shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of that series, at a redemption price per share equal to the net asset value per share of that series next determined after the shares are properly tendered for redemption, less such redemption fee or sales charge, if any, as may be established by the Board of Directors in its sole discretion. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by the Investment Company Act, make payment wholly or partly in securities or other assets belonging to the series of which the shares being redeemed are a part, at the value of such securities or assets used in such determination of net asset value.

Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of any series to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the Investment Company Act.

(f) Redemption by Corporation. The Board of Directors may cause the Corporation to redeem at their net asset value the shares of any series (or class thereof) held in an account having, because of redemptions or exchanges, a net asset value on the date of the notice of redemption less than the minimum initial investment in that series (or class thereof) specified by the Board of Directors from time to time in its sole discretion, provided that at least 60 days prior written notice of the proposed redemption has been given to the holder of any such account by mail, postage prepaid, at the address contained in the books and records of the Corporation and such holder has been given an opportunity to purchase the required value of additional shares.

(g) Liquidation. In the event of the liquidation of a particular series as herein contemplated, the stockholders of the series that is being liquidated shall be entitled to receive, as a class, when and as declared by the Board of Directors, the excess of the assets belonging to that series over the liabilities of that series. The holders of shares of any particular series shall not be entitled thereby to any distribution upon liquidation of any other series. The assets so distributable to the stockholders of any particular series shall be distributed among such stockholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of any particular series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, without any action by the holders of the outstanding voting securities of that series, as defined in the Investment Company Act, and without the vote of the holders of shares of any other series. The liquidation of a particular series may be accomplished, in whole or in part, by the transfer of assets of such series to another series or by the exchange of shares of such series for the shares of another series.

(h) Net Asset Value Per Share. For the purposes referred to in these Articles of Incorporation, the net asset value of shares of the capital stock of the Corporation of each series and class as of any particular time (a
Adetermination time@) shall be determined by or pursuant to the direction of the Board of Directors as follows:

(i) At times when a series is not classified into multiple classes, the net asset value of each share of stock of a series, as of a determination time, shall be the quotient obtained by dividing the net value of the assets of the Corporation belonging to that series (determined as hereinafter provided) as of such determination time by the total number of shares of that series then outstanding, including all shares of that series which the Corporation has agreed to sell for which the price has been determined, and excluding shares of that series which the Corporation has agreed to purchase or which are subject to redemption for which the price has been determined.

The net value of the assets of the Corporation belonging to a series shall be determined in accordance with sound accounting practice by deducting from the gross value of the assets of the Corporation belonging to that series (determined as hereinafter provided), the amount of all liabilities of that series, in each case as of such determination time.

The gross value of the assets of the Corporation belonging to a series as of such determination time shall be an amount equal to all cash, receivables, the market value of all securities for which market quotations are readily available and the fair value of other assets of the Corporation belonging to that series at such determination time, all determined in accordance with sound accounting practice and giving effect to the following:

(ii) At times when a series is classified into multiple classes, the net asset value of each share of stock of a class of such series shall be determined in accordance with subsections (i) and (iii) of this Section (h) with appropriate adjustments to reflect differing allocations of liabilities and expenses of such series between or among classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.

(iii) The Board of Directors is empowered, in its discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary or desirable, including, without limiting the generality of the foregoing, any method deemed necessary or desirable in order to enable the Corporation to comply with any provision of the Investment Company Act or any rule or regulation thereunder. Subject to the applicable provisions of the Investment Company Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation or in a duly adopted resolution of the Board of Directors such bases and times for determining the value of the assets belonging to, and the net asset value per share of outstanding shares of, each series, or the net income attributable to such shares, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act, to determine which items shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital.

(i) Equality. All shares of each particular series shall represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities of that series), and each share of any particular series shall be equal to each other share of that series. The Board of Directors may from time to time divide or combine the shares of any particular series into a greater or lesser number of shares of that series without thereby changing the proportionate interest in the assets belonging to that series or in any way affecting the rights of holders of shares of any other series.

(j) Conversion or Exchange Rights. (i) Subject to compliance with the requirements of the Investment Company Act, the Board of Directors shall have the authority to provide that holders of shares of any class or series shall have the right to exchange said shares into shares of one or more other class or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

(ii) At such times (which may vary among shares of a class) as may be determined by the Board of Directors, shares of a particular class of a series may be automatically converted into another class of such series based on the relative net asset value of such classes at the time of conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors.

(6) (a) Shares of the various classes of each series of capital stock shall represent the same interest in the Corporation and have, except as provided to the contrary in any subsequently filed charter document, identical voting, dividend, liquidation, and other rights, terms and conditions with any other shares of capital stock of that series; provided however, that notwithstanding anything in the charter of the Corporation to the contrary, shares of the various classes of a series shall be subject to such differing front-end sales loads, contingent deferred sales charges, fees or expenses under a plan of distribution or other arrangement related to distribution of shares issued by the Corporation, and administrative, recordkeeping, or service fees, each as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and any rules or regulations promulgated thereunder and applicable rules and regulations of self-regulatory organizations and as shall be set forth in the applicable prospectus for the shares; and provided further that expenses related solely to a particular class of a particular series of capital stock (including, without limitation, fees or expenses under a plan of distribution and administrative expenses under an administration or service agreement, plan or other arrangement, however designated) shall be borne solely by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of the class in question.

(b) As to any matter with respect to which a separate vote of any class of a series is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (a) above), such requirement as to a separate vote by that class shall apply in lieu of Single Class Voting, and if permitted by the Investment Company Act or the Maryland General Corporation Law, the classes of more than one series shall vote together as a single class on any such matter which shall have the same effect on each such class. As to any matter which does not affect the interest of a particular class of a series, only the holders of shares of the affected classes of that series shall be entitled to vote.

(c) In furtherance but not in limitation of this Article SIXTH, and without limiting the ability of the Corporation to effect a transaction contemplated by this paragraph under authority of applicable law or any other independent provision of the charter, the assets belonging to a particular class or series of shares of capital stock may be invested partially or entirely in the shares of a registered or unregistered investment company formed to implement a "master-feeder" or similar structure operated in conformity with the Investment Company Act and orders issued pursuant thereto, or in any similar structure however designated. The Corporation shall also be authorized to exchange the assets belonging to a class or series for shares in such a registered or unregistered investment company formed to be a master portfolio upon the approval of the Board of Directors and without further authorization by the shareholders of the class or series in question or any other class or classes or series of capital stock of the Corporation.

(7) The Corporation may issue and sell fractions of shares of capital stock having pro rata all the rights of full shares, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the charter or By-Laws of the Corporation, they shall be deemed to include fractions of shares where the context does not clearly indicate that only full shares are intended.

    (8) The Corporation shall not be obligated to issue certificates representing shares of any class or series of capital stock. At the time of issue or transfer of shares without certificates, the Corporation shall provide the stockholder with such information as may be required under the Maryland General Corporation Law.

(9) Any determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of capital stock of the Corporation, of any series or class, namely, the amount of the assets, obligations, liabilities and expenses of the Corporation or belonging to any series or with respect to any class; the amount of the net income of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends with respect to any series or class; the amount of paid-in surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities belonging to the Corporation or any series or class; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged) with respect to the Corporation or any series or class; the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation; the fair value of any other asset owned or held by the Corporation; the number of shares of stock of any series or class issued or issuable; the existence of conditions permitting the postponement of payment of the repurchase price of shares of stock of any series or class or the suspension of the right of redemption as provided by law; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation; any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities; and any matter relating to the issue, sale, repurchase or other acquisition or disposition of shares of stock of any series or class.

                                   *   *   *
                                 VIII.

                                  IX.